UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

Pursuant to Section 13 OR 15 (d) of The Securities Exchange Act of 1934

Date of Report (Date at Earliest Event Reported):

May 30, 2014

MEASUREMENT SPECIALTIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	1 – 11906	22 - 2378738
(State or other jurisdiction	Commission File	(IRS Employer
of incorporation)	Number	Identification No.)

1000 Lucas Way, Hampton, VA 23666

(Address of principal executive offices) (Zip Code)

(757) 766-1500

Registrant’s telephone number, including area code

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8 - K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a - 12 under the Exchange Act (17 CFR 240.14a - 12)

☐	Pre-commencement communications pursuant to Rule 14d - 2 (b) under the Exchange Act (17 CFR 240.14d - 2 (b))

☐	Pre-commencement communications pursuant to Rule 13e - 4 (c) under the Exchange Act (17 CFR 240.13e - 4 (c))

EXPLANATORY NOTES:

On May 30, 2014, Measurement Specialties, Inc. (the “Company” or “MEAS”) pursuant to a stock purchase agreement completed the acquisition of the capital stock of Wema System AS (“Wema”), a sensor company headquartered in Norway. The Company hereby amends Item 9.01 of its Current Report on Form 8-K filed on June 2, 2014 to include consolidated historical financial statements of Wema and certain un-audited pro-forma financial statement information giving effect to the acquisition of Wema by MEAS.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a)	Financial statements of businesses acquired.

The following financial statements are filed as exhibits hereto:

Exhibit 99.1	Audited consolidated financial statements of Wema Systems Group as of and for the year ended December 31, 2013.

(b)	Pro-forma financial information:

Exhibit 99.2	Unaudited pro-forma condensed combined financial statements and explanatory notes of the Company, after giving effect to the acquisition of Wema Systems Group and adjustments described in such pro forma financial information.

(c)	Exhibits. The following exhibits are filed herewith:

EXHIBIT NO.	DESCRIPTION
Exhibit 23.1	Consent of Independent Auditors
Exhibit 99.1	Audited consolidated financial statements of Wema Systems Group as of and for the year ended December 31, 2013
Exhibit 99.2	Unaudited pro-forma condensed combined financial statements

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

MEASUREMENT SPECIALTIES, INC.
(Registrant)

Date: August 7, 2014	By:	/s/ Mark Thomson
		Name:	Mark Thomson
		Title:	Chief Financial Officer
(authorized officer and principal financial officer)